WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 135.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,384,250	$37,494,717	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	2,943,480	3,007,658
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	12,441,420	13,025,171
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	40,621,725	45,822,003	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	6,179,265	6,667,072	(b)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,032,935	2,193,707	(c)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	12,740,853	10,901,238
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	14,772,368	14,017,349
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	12,729,838	10,593,324
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	923,544	649,455
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	5,320,238	3,561,571
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	2,096,766	2,067,116
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	25,092,480	25,206,167
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	12,753,500	12,824,726	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	12,720,000	12,595,217	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	20,005,430	19,664,748	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/24	11,568,100	11,257,210	(a)
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	13,157,340	12,734,786	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/25	3,447,120	3,311,816
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	35,961,301	34,724,064	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	6,516,840	6,155,339
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	8,409,440	7,862,255
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,153,580	1,045,616
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	7,494,830	6,625,358
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	7,672,126	7,403,989

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $328,400,703)				311,411,672

CORPORATE BONDS & NOTES - 11.7%
COMMUNICATION SERVICES - 0.0%††
Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	40,000	37,621

CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Sands China Ltd., Senior Notes	5.900%	8/8/28	600,000	568,566
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	163,637
Sands China Ltd., Senior Notes	4.875%	6/18/30	420,000	366,772
Sands China Ltd., Senior Notes	3.750%	8/8/31	400,000	316,341

TOTAL CONSUMER DISCRETIONARY				1,415,316

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 5.0%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	3,000	$2,903

Oil, Gas & Consumable Fuels - 5.0%
Apache Corp., Senior Notes	4.250%	1/15/44	440,000	317,099
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	300,000	275,099
Chevron USA Inc., Senior Notes	3.900%	11/15/24	200,000	196,274
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,170,000	1,032,620
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	38,494
EOG Resources Inc., Senior Notes	4.950%	4/15/50	120,000	115,609
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	3,500,000	3,111,943
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	330,000	252,142
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,600,000	1,446,165	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	110,000	109,530
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	736,646
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,298,546
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	510,000	499,273
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,279,889
YPF SA, Senior Notes	8.500%	7/28/25	800,000	718,800	(e)

Total Oil, Gas & Consumable Fuels				11,428,129

TOTAL ENERGY				11,431,032

FINANCIALS - 1.4%
Banks - 1.1%
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	430,000	293,212	(f)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	2,440,000	2,249,997	(f)

Total Banks				2,543,209

Diversified Financial Services - 0.3%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	6.538%	12/21/65	1,010,000	721,101	(d)(f)

TOTAL FINANCIALS				3,264,310

See Notes to Consolidated Schedule of Investments.

2	Western Asset Inflation-Linked Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 0.9%
Pharmaceuticals - 0.9%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,520,000	$1,138,111	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	970,000	511,355	(d)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	1,160,000	501,700	(d)

TOTAL HEALTH CARE				2,151,166

INDUSTRIALS - 1.0%
Aerospace & Defense - 1.0%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,091
General Dynamics Corp., Senior Notes	4.250%	4/1/50	2,560,000	2,289,424

TOTAL INDUSTRIALS				2,298,515

INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	272,995	(d)

MATERIALS - 2.7%
Metals & Mining - 2.7%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	800,000	750,166	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	550,000	435,501	(d)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	530,000	534,227
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	810,000	786,982
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	1,170,000	1,085,530	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	370,000	364,454	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000	189,990	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	800,000	748,927	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	700,000	655,235
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	670,000	631,252

TOTAL MATERIALS				6,182,264

TOTAL CORPORATE BONDS & NOTES (Cost - $31,814,806)				27,053,219

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - 6.9%
Alternative Loan Trust, 2007-12T1 A3	6.000%	6/25/37	1,140,647	566,968
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	248,481	239,488	(d)
BANK, 2021-BN32 XA, IO	0.779%	4/15/54	2,620,696	112,441	(f)
Bear Stearns ARM Trust, 2004-9 24A1	4.319%	11/25/34	6,855	6,210	(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.041%	9/15/54	4,227,103	236,905	(d)(f)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	6.838%	7/15/35	2,520,000	2,375,844	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	8.668%	2/15/39	622,021	597,401	(d)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	6.483%	10/15/36	850,000	812,158	(d)(f)
BX Trust, 2022-CLS A	5.760%	10/13/27	460,000	448,086	(d)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	5.578%	2/15/38	507,397	$495,067	(d)(f)
Chase Mortgage Finance Trust, 2007-A1 2A3	3.644%	2/25/37	1,828	1,673	(f)
CSMC Trust, 2019-NQM1 A1, Step bond (2.656% to 11/25/23 then 3.656%)	2.656%	10/25/59	174,992	168,045	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4057 UI, IO	3.000%	5/15/27	204,632	6,815
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	577,390	22,507
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	6.917%	1/25/50	440,000	429,539	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	6.467%	2/25/50	268,725	270,912	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	7.384%	4/25/42	600,000	601,486	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	9.517%	11/25/24	270,127	281,167	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	9.467%	10/25/29	590,000	637,614	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	8.617%	5/25/30	440,000	467,386	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	6.667%	1/25/40	55,907	56,396	(d)(f)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	1,154,016	12	(f)
Government National Mortgage Association (GNMA), 2012-44 IO, IO	0.029%	3/16/49	176,859	21	(f)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.130%	2/16/53	673,511	1,992	(f)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.609%	1/16/54	1,798,167	29,159	(f)

See Notes to Consolidated Schedule of Investments.

4	Western Asset Inflation-Linked Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.147%	2/16/48	125,821		$700	(f)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.629%	9/16/55	547,498		13,826	(f)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.626%	10/16/56	5,619,783		123,568	(f)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.285%	3/16/52	4,030,357		50,389	(f)
Government National Mortgage Association (GNMA), 2015-183 IO, IO	0.532%	9/16/57	6,152,380		146,809	(f)
GSR Mortgage Loan Trust, 2004-11 1A1	4.250%	9/25/34	26,520		25,012	(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.338%	5/15/38	170,000		165,950	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	2,270,000		1,686,627	(d)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.542%	2/25/34	3,205		2,931	(f)
MHC Commercial Mortgage Trust, 2021- MHC A (1 mo. USD LIBOR + 0.801%)	5.389%	4/15/38	450,000		444,464	(d)(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	850,000		781,888	(d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	323,146		302,012	(d)(f)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	769,854		613,101	(d)(f)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	780,000		780,940	(d)(h)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	34,129		14,776
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	5.398%	10/15/34	830,000		801,164	(d)(f)
Towd Point Mortgage Trust, 2015-2 1B3	3.497%	11/25/60	950,000		797,474	(d)(f)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	250,000		188,400	(d)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $19,310,718)					15,805,323

SOVEREIGN BONDS - 3.4%
Brazil - 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	965,000	BRL	168,834

Chile - 1.0%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	2,060,000,000	CLP	2,348,295

Indonesia - 1.3%
Indonesia Treasury Bond	7.000%	5/15/27	43,881,000,000	IDR	2,926,647

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - 0.9%
Mexican Bonos, Bonds	8.000%	11/7/47	16,190,000	MXN	$776,118
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	1,480,000		1,408,674

Total Mexico					2,184,792

Nigeria - 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		166,130	(d)

TOTAL SOVEREIGN BONDS (Cost - $9,359,683)					7,794,698

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
Brazil - 1.2%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	14,702,423	BRL	2,663,670

Russia - 0.1%
Russian Federal Inflation Linked Bond - OFZ, Senior Notes	2.500%	2/2/28	300,744,487	RUB	200,363	*(i)

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $8,402,703)					2,864,033

ASSET-BACKED SECURITIES - 1.0%
Countrywide Home Equity Loan Trust, 2005-C 2A (1 mo. USD LIBOR + 0.180%)	4.768%	7/15/35	202,062		189,861	(f)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	4.728%	1/15/37	320,141		297,076	(f)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. USD LIBOR + 0.160%)	4.777%	11/25/36	336,116		329,368	(f)
Morgan Stanley ABS Capital Inc. Trust, 2004-HE7 M1 (1 mo. USD LIBOR + 0.900%)	5.517%	8/25/34	560,853		528,133	(f)
Saxon Asset Securities Trust, 2006-3 A4 (1 mo. USD LIBOR + 0.480%)	5.097%	10/25/46	1,110,000		954,767	(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $2,383,195)					2,299,205

MORTGAGE-BACKED SECURITIES - 0.3%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	12/1/52	99,771		101,613
Federal Home Loan Mortgage Corp. (FHLMC)
Multifamily Structured Pass-Through Certificates, K115 X1, IO	1.326%	6/25/30	997,323		74,991	(f)

Total FHLMC					176,604

See Notes to Consolidated Schedule of Investments.

6	Western Asset Inflation-Linked Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 0.2%
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	462,809	$401,841	(f)
Federal National Mortgage Association (FNMA)	6.500%	11/1/52	97,670	101,337	(h)

Total FNMA				503,178

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $740,557)				679,782

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%††
U.S. Government Obligations - 0.0%††
U.S. Treasury Notes (Cost - $88,805)	1.375%	11/15/31	90,000	73,276

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $400,501,170)				367,981,208

			SHARES
SHORT-TERM INVESTMENTS - 0.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $785,431)	4.513%		785,431	785,431	(j)(k)

TOTAL INVESTMENTS - 160.0% (Cost - $401,286,601)				368,766,639
Liabilities in Excess of Other Assets - (60.0)%				(138,327,139)

TOTAL NET ASSETS - 100.0%				$230,439,500

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	The coupon payment on this security is currently in default as of February 28, 2023.

(j)	Rate shown is one-day yield as of the end of the reporting period.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2023, the total market value of investments in Affiliated Companies was $785,431 and the cost was $785,431 (Note 2).

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
GTD	— Guaranteed
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

8	Western Asset Inflation-Linked Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

At February 28, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	4.810%	12/5/2022	6/5/2023	$128,468,750	U.S. Treasury Inflation Protected Securities	$129,185,572
					Cash	2,246,357
Morgan Stanley & Co. Inc.	4.810%	2/22/2023	6/5/2023	17,536,859	U.S. Treasury Inflation Protected Securities	17,534,348
					Cash	306,643

				$146,005,609		$149,272,920

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.

At February 28, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Copper	49	5/23	$4,938,098	$5,009,638	$71,540
Euro	4	3/23	536,050	529,600	(6,450)
Gold 100 Ounce	31	4/23	6,085,377	5,693,770	(391,607)
Japanese Yen	35	3/23	3,264,830	3,219,781	(45,049)
U.S. Treasury 10-Year Notes	49	6/23	5,471,091	5,471,156	65
WTI Crude	206	7/23	16,352,604	15,763,120	(589,484)

					(960,985)

Contracts to Sell:
U.S. Treasury 2-Year Notes	166	6/23	33,929,939	33,818,609	111,330
U.S. Treasury 5-Year Notes	3	6/23	320,596	321,164	(568)
U.S. Treasury Long-Term Bonds	57	6/23	7,171,844	7,137,469	34,375
U.S. Treasury Ultra Long-Term Bonds	33	6/23	4,496,247	4,457,062	39,185
WTI Crude	51	3/23	4,109,453	3,929,550	179,903
					364,225

Net unrealized depreciation on open futures contracts					$(596,760)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

At February 28, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	11,350,000	USD	2,587,779	Goldman Sachs Group Inc.	4/18/23	$(50,866)
USD	2,159,444	JPY	282,422,892	Goldman Sachs Group Inc.	4/18/23	70,672
BRL	3,283,876	USD	613,144	JPMorgan Chase & Co.	4/18/23	8,552
CAD	603,600	USD	451,948	JPMorgan Chase & Co.	4/18/23	(9,370)
INR	219,765,423	USD	2,638,557	JPMorgan Chase & Co.	4/18/23	10,432
USD	1,000,875	IDR	15,639,930,000	JPMorgan Chase & Co.	4/18/23	(23,029)
AUD	5,770,000	USD	4,023,208	Morgan Stanley & Co. Inc.	4/18/23	(133,764)
USD	2,364,820	CLP	2,055,477,440	Morgan Stanley & Co. Inc.	4/18/23	(102,817)

Total						$(230,190)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MYR	— Malaysian Ringgit
USD	— United States Dollar

At February 28, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION1
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.39 Index	$7,024,000	12/20/27	5.000% quarterly	$102,654	$(320,770)	$423,424
Markit CDX.NA.IG.39 Index	54,254,000	12/20/27	1.000% quarterly	550,432	47,826	502,606

Total	$61,278,000			$653,086	$(272,944)	$926,030

See Notes to Consolidated Schedule of Investments.

10	Western Asset Inflation-Linked Income Fund 2023 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2023

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2023 Quarterly Report	11

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments. The Fund can invest no more than 10% of its total managed assets in securities rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or

12

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

13

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$311,411,672	—	$311,411,672
Corporate Bonds & Notes	—	27,053,219	—	27,053,219
Collateralized Mortgage Obligations	—	15,805,323	—	15,805,323
Sovereign Bonds	—	7,794,698	—	7,794,698
Non-U.S. Treasury Inflation Protected Securities	—	2,864,033	—	2,864,033
Asset-Backed Securities	—	2,299,205	—	2,299,205
Mortgage-Backed Securities	—	679,782	—	679,782
U.S. Government & Agency Obligations	—	73,276	—	73,276

Total Long-Term Investments	—	367,981,208	—	367,981,208

Short-Term Investments†	$785,431	—	—	785,431

Total Investments	$785,431	$367,981,208	—	$368,766,639

14

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$436,398	—	—	$436,398
Forward Foreign Currency Contracts††	—	$89,656	—	89,656
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection††	—	926,030	—	926,030

Total Other Financial Instruments	$436,398	$1,015,686	—	$1,452,084

Total	$1,221,829	$368,996,894	—	$370,218,723

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$1,033,158	—	—	$1,033,158
Forward Foreign Currency Contracts††	—	$319,846	—	319,846

Total	$1,033,158	$319,846	—	$1,353,004

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2023. The following transactions were effected in such company for the period ended February 28, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2023
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,529,871	$36,960,756	36,960,756	$39,705,196	39,705,196	—	$39,720	—	$785,431

15